Fiscal 2018 Results and Fiscal 2019 Outlook November 13, 2018 John L. Walsh President & CEO, UGI Corporation Ted J. Jastrzebski Chief Financial Officer, UGI Corporation Hugh J. Gallagher President & CEO, AmeriGas Partners 1

About This Presentation This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, continued analysis of recent tax legislation, liability for uninsured claims and for claims in excess of insurance coverage, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East, and foreign currency exchange rate fluctuations (particularly the euro), changes in Marcellus Shale gas production, the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, and the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber-attack. UGI undertakes no obligation to release revisions to its forward- looking statements to reflect events or circumstances occurring after today. In addition, this presentation uses certain non-GAAP financial measures. Please see the appendix for reconciliations of these measures to the most comparable GAAP financial measure. UGI Corporation | Fiscal 2018 Results 2

Fiscal Year Recap John L. Walsh President & CEO, UGI 3

Fiscal Year Earnings Recap Adjusted EPS • Adjusted EPS up 20% versus last year • Growth initiatives across business units continue to drive record results $2.74 • Infrastructure investments in the Marcellus Shale $2.29 • Record capital deployment at Utilities • Growth initiatives at AmeriGas and UGI International • Favorable weather domestically • Lower U.S. federal tax rate as result of the Tax Cuts and Jobs Act FY 2017 FY 2018 UGI Corporation | Fiscal 2018 Results Adjusted EPS is a non-GAAP measure. See Appendix for reconciliation. 4

Fiscal Year Overview • Midstream & Marketing acquired Texas Creek and the Endless Mountain gathering systems, completed the Steelton LNG storage and vaporization unit, and received its Final Environmental Impact Statement from the FERC for the PennEast pipeline • UGI Utilities spent a record $340 million in capital, added over14,000 new residential and commercial heating customers, and received regulatory approval for the merger of the three gas utilities • AmeriGas delivered record volume and earnings results in ACE & National Accounts programs, continued to reduce distribution costs and optimize delivery routing, and deployed technology-enabled solutions to enhance the customer experience • UGI International completed the Finagaz integration on time and achieved higher-than-anticipated synergies, integrated LPG distribution businesses in Sweden and Italy and an energy marketer (DVEP) in the Netherlands, centralized European supply, and launched natural gas marketing business in the U.K. UGI Corporation | Fiscal 2018 Results Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation. 5

Fiscal Year Financial Review Ted J. Jastrzebski Chief Financial Officer, UGI 6

FY Adjusted Earnings FY 2017 FY 2018 ($ millions, except per share amounts) Net income attributable to UGI Corporation (GAAP) $436.6 $718.7 Net gains on commodity derivative instruments1&2 (51.2) (68.1) Unrealized losses (gains) on foreign currency derivative instruments1 13.9 (19.6) Integration expenses associated with Finagaz1 26.2 18.5 Impairment of Partnership tradenames and trademarks1 - 14.5 Loss on extinguishment of debt 1 9.6 - Impact from French Finance Bills (29.0) (12.1) Impact from Tax Cuts and Jobs Act - (166.3) Adjusted net income attributable to UGI Corporation $406.1 $485.6 FY 2017 FY 2018 UGI Corporation – Diluted Earnings Per Share (GAAP) $2.46 $4.06 Net gains on commodity derivative instruments (0.29) (0.39) Unrealized losses (gains) on foreign currency derivative instruments 0.08 (0.11) Integration expenses associated with Finagaz 0.15 0.10 Impairment of Partnership tradenames and trademarks - 0.08 Loss on extinguishment of debt 0.05 - Impact from French Finance Bills (0.16) (0.07) Impact from Tax Cuts and Jobs Act - (0.93) Adjusted diluted earnings per share $2.29 $2.74 1 Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates 7 UGI Corporation | Fiscal 2018 Results 2 Includes the effects of rounding

FY 2018 Results Recap Adjusted EPS growth of 20% over FY 2017 Adjusted EPS $3.00 $0.14 $2.74 $2.742 $0.23 $(0.04) $2.291 $0.13 $0.80 $2.29 UGI Utilities $(0.01) $0.66 $0.72 Midstream & $0.49 Marketing Adjusted EPS Adjusted 13.0% 5.9% 12.0% 10.1% UGI $0.87 colder warmer colder colder $0.88 International than prior year $0.30 AmeriGas $0.43 $1.00 2017 AmeriGas UGI Midstream & UGI Utilities Corp & Other 2018 FY17 FY18 International Marketing UGI Corporation | Fiscal 2018 Results Adjusted EPS is a non-GAAP measure. See appendix for reconciliation. 1 Includes $(0.04) Corporate & Other 8 2 Includes $(0.08) Corporate & Other

Financial Results – AmeriGas Weather versus normal ($ millions) FY 2017 FY 2018 colder Adjusted EBITDA $551.3 Retail Margin 56.6 Total Wholesale and Other Total Margin 1.1 margin Partnership Operating and Administrative Expenses (15.5) (11.3)% 0.3% Other Income, net 12.0 Adjusted EBITDA $605.5 (9.6)% Item Primary Drivers Volume ↑ Near normal temperatures FY 2017 FY 2018 Total Margin ↑ Higher retail volumes and slightly higher retail propane unit margins warmer Operating and Admin Expenses ↑ Excludes the effects of $7.5 million MGP accrual in 2017, primarily higher compensation and vehicle expenses 13.0% colder than prior year Other Income, net ↑ Reflects the absence of an $8.8 million negative adjustment recorded in FY 2017 to correct previously recorded gains on sales of fixed assets UGI Corporation | Fiscal 2018 Results Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation. 9

Financial Results – UGI International ($ millions) FY 2017 FY 2018 Income Before Taxes $175.0 Weather versus normal Total Margin 121.5 colder Operating and Administrative Expenses (77.0) Depreciation and Amortization (23.2) Interest Expense (0.5) Other Income, net (7.0) FY 2017 FY 2018 Income Before Taxes $188.8 -7.4% -6.2% Integration Expenses 39.9 30.5 0.7% (5.3)% Adjusted Income Before Taxes $214.9 $219.3 Item Primary Drivers LPG Volume ↑ Acquisition of UniverGas in Italy; volume from existing businesses down slightly on weather that was 6% warmer than last year warmer Total Margin ↑ Stronger Fx rates and incremental margin from acquisitions 5.9% warmer than prior year Operating and Admin Expenses ↑ Stronger Fx rates, incremental expenses from acquisitions, slightly higher distribution costs and higher compliance costs Depreciation and Amortization ↑ Stronger Fx rates, incremental D&A from acquisitions Other Income, net ↓ Higher realized losses on foreign currency exchange contracts 10 UGI Corporation | Fiscal 2018 Results Adjusted Income Before Taxes is a non-GAAP measure.

Financial Results – Midstream & Marketing Weather versus ($ millions) FY 2017 FY 2018 normal Income Before Taxes $141.4 colder Total Margin 66.4 Operating and Administrative Expenses (18.4) Depreciation and Amortization (8.1) Interest Expense (0.3) (12.1)% (1.5)% Other Income, net (4.5) Income Before Taxes $176.3 Item Primary Drivers Total Margin ↑ Higher gathering, capacity management and peaking margin, and electricity FY 2017 FY 2018 generation on colder weather warmer Operating and Admin Expenses ↑ Higher compensation and benefit expenses and greater expenses 12.0% colder than associated with peaking, LNG, and gathering activities prior year Depreciation and Amortization ↑ Incremental expense from expansion of pipeline, gathering, LNG, and peaking assets Other Income, net ↓ FY 2017 includes AFUDC income associated with the Sunbury Pipeline UGI Corporation | Fiscal 2018 Results 11

Financial Results – Utilities ($ millions) FY 2017 FY 2018 Gas Utility weather versus Income Before Taxes $188.1 normal Total Margin 73.0 colder Impact of PA PUC Order (23.0) Operating and Administrative Expenses (21.4) Depreciation and Amortization (12.3) Interest Expense (2.7) (11.1)% (2.1)% Other Income, net (7.1) (21.2)% Income Before Taxes $194.6 Item Primary Drivers Volume ↑ Colder weather and customer growth FY 2017 FY 2018 warmer Total Margin ↑ Higher core market and large firm delivery throughput, increase in PNG base rates Operating and Admin Expenses ↑ Higher uncollectible accounts expense, higher contractor expense, higher IT 10.1% colder than maintenance and consulting expense prior year Depreciation and Amortization ↑ Increased distribution system and IT capital expenditure Other Income, net ↓ FY 2017 includes income from environmental insurance settlement of $5.8 million UGI Corporation | Fiscal 2018 Results 12

AmeriGas Fiscal Year Recap Hugh J. Gallagher President & CEO, AmeriGas AmeriGas 13

AmeriGas FY 2018 Earnings Recap Adjusted EBITDA1 $185.1 ($ in millions) • Adjusted EBITDA increased 10% compared to $605.5$551.2 FY 2017 • Volume up 4% due to cold December and cool $551.3 spring • Retail unit margins up slightly despite a 19% increase in the average cost of propane • Operating expenses, as adjusted for the $7.5 million MGP accrual in FY17, increased 2% as a result of increased sales activities FY 2017 FY 2018 • Capital spending $3 million higher than FY17 • Driven by investments in technology • $11 million below planned level of spending UGI Corporation | Fiscal 2018 Results 1Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation. 14

Growth Drivers and 2019 Outlook Growth Initiatives FY 2019 Adjusted EBITDA Cylinder Exchange Guidance • Volume increased ~4% over FY 2017 • Added ~3,000 new locations in FY18 • Expect Adjusted EBITDA of $610 - $650 million • Based on normal weather over 15-year period National Accounts • Volume increased 11% over FY 2017 FY 2018 Acquisitions • Completed 2 acquisitions this year adding 3 million gallons of motor-fuel business UGI Corporation | Fiscal 2018 Results 15

FiscalInvestor Relations: 2019 Outlook and Q&A WillJohn Ruthrauff L. Walsh Brendan Heck 610President-456-6571 & CEO, UGI 610-456-6608 ruthrauffw@ugicorp.com heckb@ugicorp.com 16

FY 2019 Guidance

Adjusted EPS of $2.75 – $2.95



$3.00
$2.75
$2.50
$2.74
$2.95
$2.75
FY 2018
FY 2019

Consistent Earnings Pattern

Historically, on average, ~95% of FY Adjusted EPS is generated in the first half of the year

Percentage of UGI Adjusted EPS earned by quarter

Q1	~35%
Q2	~60%
Q3	~5%
Q4	~0%
FY	100%

Key Drivers

- ✓ Normal weather based on 15 year average
- ✓ Utility customer additions and rate base growth
- ✓ Full year of Texas Creek, Endless Mountain, Steelton and LNG peaking
- ✓ Continued growth in International LPG and energy marketing businesses
- ✓ ACE and National Accounts growth, M&A, use of technology to reduce costs

Adjusted EPS is a non-GAAP measure. See appendix for reconciliation of FY 2018 Adjusted EPS.
Because we are unable to predict certain potentially material items affecting diluted earnings per share on a GAAP basis, principally mark-to-market gains and losses on derivative instruments, we cannot reconcile FY 2019 Adjusted EPS to diluted EPS, the most comparable GAAP measure.

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Adjusted EPS Growth $3.00 5 Year Adjusted EPS CAGR – 11.2% $2.74 $2.50 $2.29 $2.05 $2.02 $2.01 $2.00 $1.61 $1.50 $1.00 2013 2014 2015 2016 2017 2018 UGI Corporation | Fiscal 2018 Results Adjusted EPS is a non-GAAP measure. See appendix for reconciliation. 18

Key Growth Drivers Natural Gas Global LPG • Continue to identify and develop broad range of • Build on record result from AmeriGas’s ACE and new investments as demand for natural gas National Accounts programs continues to grow • $50mm Auburn IV expansion increases • Technology investments to enhance our service capacity on system to 500,000 dth/day levels while reducing cost to serve • LNG investments serve increasing peak • European LPG distribution business continues to demand grow • Gas Utility capital spend to approach $1.5bn • Enhance footprint in existing markets and over next four years enter new geographies • Pipeline replacement and betterment • Tools to enhance safety and customer • Aligned critical functions in Europe to leverage service scale • Supply, finance and IT UGI Corporation | Fiscal 2018 Results 19

Q&A 20

APPENDIX 21

UGI Supplemental Footnotes • Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. For the periods presented, adjusted net income attributable to UGI is net income attributable to UGI Corporation after excluding net after-tax gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions (principally comprising changes in unrealized gains and losses on derivative instruments), Finagaz integration expenses, losses associated with extinguishments of debt and the remeasurement impact on net deferred tax liabilities from a change in French corporate income tax rate and U.S. tax reform legislation, and impairment of Partnership tradenames and trademarks. Volatility in net income at UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current- period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. • The tables on the following slides reconcile net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. UGI Corporation | Fiscal 2018 Results 22

UGI Adjusted Net Income and EPS

UGI CORPORATION

Year Ended September 30, 2018 (Millions of dollars, except per share)	Total	AmeriGas Propane	UGI International	Midstream & Marketing	UGI Utilities	Corporate & Other
Adjusted net income attributable to UGI Corporation:						
Net income attributable to UGI Corporation	$ 718.70	$ 174.70	$ 138.60	$ 196.80	$ 148.90	$ 59.70
Net gains on commodity derivative instruments not associated with current-period transactions (net of tax of $26.7 (a)	(68.1)	—	—	—	—	(68.1)
Unrealized gains on foreign currency derivative instruments (net of tax of $(9.3)) (a)	(9.60)	—	—	—	—	(19.60)
Integration expenses associated with Finagaz (net of tax of $(12.0)) (a)	18.5	—	18.5	—	—	—
Impairment of Partnership tradesnames and trademarks (net of tax) $(5.8)) (a)	14.5	14.5		—	—	—
Impact from December 2017 French Finance Bills	(12.1)	—	(12.1)	—	—	—
Remeasurement Impact from Tax Cuts and Jobs Act	(166.3)	(112.9)	8.1	(70.1)	(8.0)	16.6
Adjusted net Income (loss) attributable to UGI Corporation	$ 485.60	$ 76.30	$ 153.10	$ 126.70	$ 140.90	$ (11.40)
Adjusted diluted earnings per share:						
UGI Corporation earnings (loss) per share - diluted	$ 4.06	$ 0.99	$ 0.78	$ 1.11	$ 0.84	$ 0.34
Net gains on commodity derivative instruments not associated with current-period transactions (b)	(0.39)	—	—	—	—	(0.39)
Unrealized gains on foreign currency derivative	(0.11)	—	—	—	—	(0.11)
Integration expenses associated with Finagaz	0.10	—	0.1	—	—	—
Impairment of Partnership tradesnames and trademarks	0.08	0.08	—	—	—	—
Impact from December 2017 French Finance Bills	(0.07)		(0.07)			
Remeasurement Impact from Tax Cuts and Jobs Act (b)	(0.93)	(0.64)	0.06	(0.39)	(0.04)	0.08
Adjusted net Income (loss) per share	$ 2.74	$ 0.43	$ 0.87	$ 0.72	$ 0.80	$ (0.08)

(a) Income taxes asociated with pre-tax adjustments determined using statory business unit tax rates
(b) Includes the effects of rounding

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UGI Adjusted Net Income and EPS 24 UGI Corporation | Fiscal 2018 Results

AmeriGas Supplemental Footnotes • The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income. • EBITDA and Adjusted EBITDA are not measures of performance or financial condition under GAAP. Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies. • EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year- over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization, gains and losses on commodity derivative instruments not associated with current-period transactions, and other gains and losses that competitors do not necessarily have from Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant periods. Management also uses Adjusted EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's Adjusted EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's Adjusted EBITDA as the profitability measure for its domestic propane segment. UGI Corporation | Fiscal 2018 Results 25

AmeriGas EBITDA and Adjusted EBITDA (Millions of dollar) Year Ended September 30, 2018 2017 EBITDA and Adjusted EBITDA Net income attributable to AmeriGas Partners $ 190.5 $ 162.1 Income tax expense (a) 4.3 2.0 Interest Expense 163.1 160.2 Depreciation 145.8 147.7 Amortization 39.9 42.8 EBITDA and Adjusted EBITDA 543.6 514.8 Subtract net gains on commodity derivative instruments not associated with current-period transactions (12.5) (31.1) Loss on extinguishment of debt - 59.7 MGP environmental accrual - 7.5 Impairment of Heritage tradenames and trademarks 75.0 - Noncontrolling interest in net gains on commodity derivative - instruments not associated with current-period transactions, impairment of Heritage tradenames and trademarks and MGP environmental accrual (a) (0.6) 0.4 $ 605.5 $ 551.3 (a) Includes the impact of rounding UGI Corporation | Fiscal 2018 Results 26

Investor Relations: Brendan Heck 610-456-6608 heckb@ugicorp.com 27